UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2022

Fulcrum Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38978	47-4839948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 10, 2022, Fulcrum Therapeutics, Inc. (the “Company”) issued a press release announcing its upcoming milestones, which will be discussed as part of the Company’s presentation at the 40th Annual J.P. Morgan Healthcare Conference on January 13, 2022. The Company disclosed in its press release that it expects to report that it had cash, cash equivalents and marketable securities of approximately $218.2 million as of December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The estimated cash, cash equivalents and marketable securities figure is preliminary and unaudited, represents a management estimate as of the date of this Current Report on Form 8-K and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash, cash equivalents and marketable securities.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Mark Levin notified the Company of his decision to resign as a member of the Board of Directors of the Company (the “Board”), effective April 18, 2022. With the resignation, Mr. Levin will also resign as a member of the Company’s Nominating and Corporate Governance Committee and Science and Technology Committee. Mr. Levin’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 10, 2022, the Company announced that Kate Haviland has been named Chair of the Board. Mr. Levin has ceased to serve as Executive Chairman of the Company and will remain on the Board until the effective date of his resignation.

Item 8.01 Other Events.

On January 10, 2022, the Company issued a press announcing that the Company dosed the first patient in its Phase 1b clinical trial of FTX-6058 in sickle cell patients and that the Company expects to report initial data from the Phase 1b clinical trial in the second quarter of 2022. The Company also announced that it submitted to the U.S. Food and Drug Administration an investigational new drug (“IND”) application for FTX-6058 in select hemoglobinopathies to support a Phase 1b clinical trial in patients with select hemoglobinopathies, including beta-thalassemia, which the Company anticipates initiating in the second quarter of 2022, subject to clearance of the IND.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements, including statements regarding the timing of planned clinical trials. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Fulcrum’s ability to continue to advance its product candidates in clinical trials; initiate and enroll clinical trials on the timeline expected or at all; obtain and maintain necessary approvals from the FDA and other regulatory authorities; replicate in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of losmapimod, FTX-6058 and its other product candidates; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 10, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: January 10, 2022	By:	/s/ Bryan Stuart
Name: Bryan Stuart
Title: President and Chief Executive Officer